Exhibit 10.24

Execution Copy

FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) is made and entered into effective as of December 23, 2004, by and among COMFORT SYSTEMS USA, INC., a Delaware corporation (“Borrower”); BANK OF TEXAS NA, as a Lender and as Administrative Agent (“Administrative Agent”); HIBERNIA NATIONAL BANK, as a Lender and as Documentation Agent; and the Lenders (“Lenders”) and Guarantors (“Guarantors”) set forth on the signature pages hereto.

RECITALS:

WHEREAS, Borrower, the Administrative Agent, the Document Agent and the Lenders entered into an Amended and Restated Credit Agreement dated December 31, 2003, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of May 12, 2004, the Second Amendment to Amended and Restated Credit Agreement dated as of June 10, 2004 and the Third Amendment to Amended and Restated Credit Agreement dated as of June 23, 2004 (the “Credit Agreement”), pursuant to which Borrower amended and restated the Prior Credit Documents; and

WHEREAS, Borrower, Administrative Agent, Document Agent, Lenders and Guarantors desire to amend the Credit Agreement as herein set forth to facilitate permitted acquisitions by Borrower.

NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Definitions.  Except as otherwise provided below, unless the context hereof indicates otherwise, all capitalized terms used herein shall have the same meaning as such capitalized terms are defined in the Credit Agreement.

2.                                       Amendments to the Credit Agreement.  The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

(a)                                  Definitions.  Article I of the Credit Agreement is hereby amended by deleting therefrom the definition of “Permitted Investments” in its entirety and substituting therefor the following:

“ ‘Permitted Investments’ means:

(a)                                  Cash Equivalents;

(b)                                 existing Investments described in the Disclosure Schedule;

(c)                                  extensions of credit by Restricted Persons to their customers for buying goods and services in the ordinary course of business or to another Restricted Person in the ordinary course of business;

(d)                                 extensions of credit among Restricted Persons which are subordinated to the Obligations upon terms and conditions satisfactory to Required Lenders and the Administrative Agent in their sole and absolute discretion;

(e)                                  Investments by which Borrower, a newly formed Subsidiary that is a Restricted Person, or an existing Subsidiary that is a Restricted Person may acquire all or substantially all of the assets (by way of an asset acquisition or Equity acquisition) of any Person, provided (x) such Investments are made with internally generated cash and the aggregate amount paid or payable for (i) any single such transaction shall not exceed $5,000,000 and (ii) all such transactions during any Fiscal Year shall not exceed $10,000,000 or (y) such Investments are Permitted Acquisitions; and

(f)                                    Investments not described in subsections (a) through (e) above which do not (taking into account all Investments of all Restricted Persons other than Investments described in subsection (e) above) exceed an aggregate amount of $2,500,000 during any Fiscal Year.”

(b)                                 Section 6.15 is hereby amended in its entirety to read as follows:

“Section 6.15.  Guaranties of Borrower’s Subsidiaries.  Each Subsidiary of Borrower now existing and each Subsidiary, other than an Immaterial Subsidiary, hereafter created, acquired or coming into existence after the date hereof shall, promptly upon request by Administrative Agent, execute and deliver to Administrative Agent an absolute and unconditional guaranty of the timely repayment of the Obligations and the due and punctual performance of the obligations of Borrower hereunder, which guaranty shall be satisfactory to Administrative Agent in form and substance.  Each Subsidiary of Borrower existing on the date hereof shall duly execute and deliver such a guaranty prior to the making of any Loan hereunder.  Upon the creation, acquisition or coming into existence after the date hereof of any Subsidiary of Borrower other than an Immaterial Subsidiary, Borrower will promptly deliver written notice of such creation, acquisition or coming into existence to Administrative Agent and promptly provide to Administrative Agent all information Administrative Agent may reasonably request with respect to such Subsidiary.  Borrower will cause each of its Subsidiaries, other than an Immaterial Subsidiary, hereafter formed or acquired to deliver to Administrative Agent, simultaneously with its delivery of such a guaranty, written evidence satisfactory to Administrative Agent and its counsel that such Subsidiary has taken all corporate or partnership action necessary to duly approve and authorize its execution, delivery and performance of such guaranty and any other documents which it is required to execute.”

3.                                       Conditions Precedent to Effectiveness of Amendment.  This Amendment shall become effective when, and only when, the Administrative Agent shall have received counterparts of this Amendment duly executed by Borrower, Guarantors and the Required Lenders (unless otherwise indicated) being dated the date hereof, in form and substance reasonably satisfactory to the Administrative Agent.

Borrower agrees to pay promptly after receipt of an invoice therefore the reasonable fees and expenses of counsel to the Administrative Agent in connection with the preparation and negotiation of this Amendment and all documents and instruments contemplated hereby.

4.                                       Representations and Warranties of Borrower.  Borrower represents and warrants as follows:

(a)                                  Borrower and Guarantors are each duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken.

(b)                                 After giving affect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Documents executed in connection herewith or therewith are true in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty was true in all material respects when made;

(c)                                  After giving affect to this Amendment, no event has occurred and is continuing which constitutes a Default; and

(d)                                 When duly executed and delivered, each of this Amendment and the Credit Agreement will  be legal and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

5.                                       Reference to and Effect on the Loan Documents.

(a)                                  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 Except as specifically amended above, the Credit Agreement, the Notes, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower under the Credit Agreement as amended hereby, the Notes, and under the Security Documents.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Security Documents, nor constitute a waiver of any provision of any of the Security Documents.

6.                                       Costs and Expenses.  Borrower agrees to pay on demand all costs and expenses of Lenders in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Lenders.  In addition, Borrower shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

7.                                       Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

8.                                       Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

9.                                       Final Agreement.  THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

BORROWER:

COMFORT SYSTEMS USA, INC.

By:	/s/ J. Gordon Beittenmiller
J. Gordon Beittenmiller
Executive Vice President and
Chief Financial Officer

LENDERS:

BANK OF TEXAS NA,
Administrative Agent and Lender

By:	/s/

HIBERNIA NATIONAL BANK,
Documentation Agent,
LC Issuer and Lender

By:	/s/ Michael Meiss
Michael Meiss
Senior Vice President

BANK OF SCOTLAND, Lender

By:	/s/

FIRSTCAPITAL BANK, SSB, Lender

By:	/s/ William H. Fowler
William H. Fowler
Senior Vice President

RZB FINANCE LLC, Lender

By:	/s/

By:	/s/

FIRST BANK & TRUST, Lender

By:	/s/ Michael S. Martin
Michael S. Martin
Vice President

GUARANTORS:

ACI MECHANICAL, INC.

ACI MECHANICAL USA, INC.

ARC COMFORT SYSTEMS USA, INC.

ACCURATE AIR SYSTEMS, L.P.,
by Atlas-Accurate Holdings, L.L.C.,
as general partner

ACCU-TEMP GP, INC.
ACCU-TEMP LP, INC.

AIR TEMP, INC.

ATLAS-ACCURATE HOLDINGS, L.L.C.,
by CS53 Acquisition Corp.,
as acting member

ATLAS AIR CONDITIONING COMPANY, L.P., by
Atlas-Accurate Holdings, L.L.C. as general partner

BATCHELOR’S MECHANICAL CONTRACTORS, INC.

BCM CONTROLS CORPORATION

CALIFORNIA COMFORT SYSTEMS USA, INC.

CEL, INC.

CENTRAL MECHANICAL, INC.

CLIMATE CONTROL, INC.

COMFORT SYSTEMS USA (ARKANSAS), INC.

COMFORT SYSTEMS USA (BALTIMORE), INC.

COMFORT SYSTEMS USA (BOWLING GREEN), INC.

COMFORT SYSTEMS USA (BRISTOL), INC.

COMFORT SYSTEMS USA (CLEVELAND), INC.

COMFORT SYSTEMS USA (FLORIDA), INC.

COMFORT SYSTEMS USA G.P., INC.

COMFORT SYSTEMS USA (HARTFORD), INC.

COMFORT SYSTEMS USA (INTERMOUNTAIN), INC.

COMFORT SYSTEMS USA NATIONAL ACCOUNTS, LLC,
by Accu-Temp LP, Inc., as acting member

COMFORT SYSTEMS USA (SYRACUSE), INC.

COMFORT SYSTEMS USA (TEXAS), L.P.,
by Comfort Systems USA G.P., Inc.,
as general partner

COMFORT SYSTEMS USA (TWIN CITIES), INC.

COMFORT SYSTEMS USA (WESTERN MICHIGAN), INC.

CS44 ACQUISITION CORP.

CS53 ACQUISITION CORP.

DESIGN MECHANICAL INCORPORATED

EASTERN HEATING & COOLING, INC.

ESS ENGINEERING, INC.

GULFSIDE MECHANICAL, INC.

H & M MECHANICAL, INC.

HELM CORPORATION

HESS MECHANICAL CORPORATION

INDUSTRIAL COOLING INC.

J & J MECHANICAL, INC.

JAMES AIR CONDITIONING ENTERPRISE INC.

MARTIN HEATING, INC.

MECHANICAL SERVICE GROUP, INC.

MECHANICAL TECHNICAL SERVICES, L.P.,
by Atlas-Accurate Holdings, L.L.C.,
as general partner

MJ MECHANICAL SERVICES, INC.

NEEL MECHANICAL CONTRACTORS, INC.

NORTH AMERICAN MECHANICAL, INC.

QUALITY AIR HEATING & COOLING, INC.

S&K AIR CONDITIONING CO., INC.

S. I. GOLDMAN COMPANY, INC.

S.M. LAWRENCE COMPANY, INC.

SA ASSOCIATES, INC.

SALMON & ALDER, LLC,
by SA Associates, Inc. as acting member

SEASONAIR, INC.

SHEREN PLUMBING & HEATING, INC.

TARGET CONSTRUCTION, INC.

TEMP-RIGHT SERVICE, INC.

THE CAPITAL REFRIGERATION COMPANY

TRI-CITY MECHANICAL, INC.

UNITED ENVIRONMENTAL SERVICES, L.P.,
by Atlas-Accurate Holdings, L.L.C.,
as general partner

WESTERN BUILDING SERVICES, INC.

By:	/s/ J. Gordon Beittenmiller
J. GORDON
BEITTENMILLER,
Vice President and Assistant
Secretary